WisdomTree Dreyfus Euro Fund

Supplement Dated September 30, 2011

to the Prospectus Dated December 29, 2010 and

Statement of Additional Information

Dated December 29, 2010, as Revised

The following information supplements and should be read in conjunction with the Prospectus and Statement of Additional Information for the WisdomTree Dreyfus Euro Fund (the “Fund”).

The Board of Trustees of the Fund has determined that it is in the best interest of the Fund to modify the Fund’s investment objective and strategies and to change the Fund’s name. The Fund will be renamed the WisdomTree Dreyfus Euro Debt Fund and will pursue the investment objective and strategies outlined below. These changes are scheduled to go into effect as of the close of business on October 17, 2011.

The Fund currently seeks to earn current income reflective of money market rates available to foreign investors within the European Union and to maintain liquidity and preserve capital measured in Euros. Upon implementation of the change, the Fund’s new investment objective will be to seek a high level of total returns consisting of both income and capital appreciation. In pursuing its new investment objective, the Fund will shift its focus from very short-term, Euro-denominated money market instruments to intermediate term, Euro-denominated bonds and other debt obligations. Upon implementation, the Fund will seek to maintain an average portfolio duration of two to eight years.

This change is intended to position the Fund to benefit from the potentially higher income and yields offered by a portfolio of intermediate-term bonds. In addition to the potential benefits, this change will make the Fund more sensitive to interest rate and credit rate risk due to its longer portfolio duration.

The Fund currently pays dividends, if any, on a quarterly basis. Upon implementation of the change, the Fund intends to pay dividends on a monthly basis. The Fund’s expense ratio will not change.

For more information please go to www.wisdomtree.com or call 1-866-909-9473.

WIS-SPA-001-0911